Exhibit 99.1

EXELON AND PEPCO HOLDINGS INC. REACH SETTLEMENT AGREEMENT IN

DELAWARE IN PROPOSED MERGER

CHICAGO and WASHINGTON, D.C. (February 13, 2015) – Exelon Corporation (NYSE: EXC) and Pepco Holdings Inc. (NYSE: POM) today announced that they have reached a settlement agreement in the proceeding before the Delaware Public Service Commission (PSC) to review the two companies’ proposed merger, which was announced on April 30, 2014. The settlement, which is subject to the approval of the Commissioners of the PSC, was filed by Exelon and Pepco Holdings, Delmarva Power, and signed by PSC Staff, the Delaware Public Advocate, the Department of Natural Resources and Environmental Control (DNREC), the Delaware Sustainable Energy Utility, the Mid-Atlantic Renewable Energy Coalition, and the Clean Air Council.

The merger will bring together Exelon’s three electric and gas utilities – BGE, ComEd and PECO – and Pepco Holdings’ three electric and gas utilities – ACE, Delmarva Power and Pepco – to create the leading mid-Atlantic electric and gas utility.

“We are pleased to have reached this settlement agreement for our merger,” said Chris Crane, Exelon president and CEO. “Our combined company will bring significant value to Delaware and to Delmarva customers.”

“This agreement is good for Delaware,” said Gary Stockbridge, Delmarva regional president. “By joining the Exelon family of utilities, Delmarva will be able to deliver substantial benefits to its customers and communities.”

The settlement agreement includes more than $51 million in direct benefits, as well as other provisions that promote the public interest, such as:

•	More than $49 million over 10 years in direct, monthly rate credits for Delmarva electric and gas customers. In addition to the direct monthly rate credits, customers also will benefit from another $61.5 million in projected merger savings that will be reflected in rates during the next 10 years and beyond.

•	$2 million in funding by Exelon for energy efficiency programs for low income customers and specific provisions to improve implementation of Delaware’s energy efficiency efforts, including measures to ensure coordination among Delmarva Power, the Delaware Sustainable Energy Utility, the Department of Natural Resources and Environmental Control and other interested stakeholders.

•	Commitment to a new minimum standard of reliability for customers by reducing the average duration of outages standard to 175 minutes or shorter by 2020, while at the same time substantially reducing capital spending. The current minimum standard for the average duration of outages is 295 minutes.

•	$2 million in funding by Exelon for a workforce development program with Delaware State University, the Delaware Technical Community College, and other community based organizations such as the United Way and Boys and Girls Club specifically focused on energy-efficiency, renewable energy and Science, Technology, Energy and Math (STEM) education.

•	Commitment to positively impact Delaware jobs by making a good faith effort to hire at least 83 union workers in DE and to protect compensation and benefits for current employees.

•	Maintaining Delmarva’s operational headquarters near Newark, and other key sites in Wilmington and Millsboro.

•	Providing annual average charitable contributions and local community support that exceed Delmarva’s 2013 contributions of $699,000 for 10 years after the merger, and continued support for supplier diversity and low-income assistance efforts.

In addition to the Delaware PSC, the merger requires approvals by the Public Service Commission of the District of Columbia and Maryland Public Service Commission. Following the expiration of the U.S. Department of Justice’s review period on Dec. 22, 2014, the Hart-Scott-Rodino Act no longer precludes completion of the merger.

The transaction was approved by the New Jersey Board of Public Utilities in February, the Federal Energy Regulatory Commission in November, the Virginia State Corporation Commission in October and PHI stockholders in September. The companies expect to complete the merger in the second or third quarter of 2015. For more information about the merger or to download the settlement agreement, visit www.phitomorrow.com.

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About Exelon Corporation

Exelon Corporation (NYSE: EXC) is the nation’s leading competitive energy provider, with 2014 revenues of approximately $27.4 billion. Headquartered in Chicago, Exelon does business in 48 states, the District of Columbia and Canada. Exelon is one of the largest competitive U.S. power generators, with approximately 32,500 megawatts of owned capacity comprising one of the nation’s cleanest and lowest-cost power generation fleets. The company’s Constellation business unit provides energy products and services to more than 2.5 million residential, public sector and business customers, including more than two-thirds of the Fortune 100. Exelon’s utilities deliver electricity and natural gas to more than 7.8 million customers in central Maryland (BGE), northern Illinois (ComEd) and southeastern Pennsylvania (PECO). Follow Exelon on Twitter @Exelon.

About Pepco Holdings Inc.

Pepco Holdings Inc. is one of the largest energy delivery companies in the Mid-Atlantic region, serving about 2 million customers in Delaware, the District of Columbia, Maryland and New Jersey. PHI subsidiaries Pepco, Delmarva Power and Atlantic City Electric provide regulated electricity service; Delmarva Power also provides natural gas service. PHI also provides energy efficiency and renewable energy services through Pepco Energy Services. For more information, visit online: www.pepcoholdings.com.

Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of Exelon Corporation (Exelon) and Pepco Holdings, Inc. (PHI), as applicable. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example, (1) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or cause the companies to abandon the merger; (2) conditions to the closing of the merger may not be satisfied; (3) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PHI could interfere with the merger; (4) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (5) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (6) the merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (7) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (8) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (9) the companies may not realize the values expected to be obtained for properties expected or required to be sold; (10) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (11) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Exelon’s and PHI’s respective filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) Exelon’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 22; (2) Exelon’s Third Quarter 2014 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 18; (3) the definitive proxy statement that PHI filed with the SEC on August 12, 2014 and mailed to its stockholders in connection with the proposed merger (as supplemented by PHI’s Form 8-K filed with the SEC on September 12, 2014); (4) PHI’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 15; and (5) PHI’s Third Quarter 2014 Quarterly Report on Form 10-Q in (a) PART I, ITEM 1. Financial Statements, (b) PART I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) PART II, ITEM 1A. Risk Factors. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Neither Exelon nor PHI undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Exelon or PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Exelon’s or PHI’s respective businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

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Media Contacts:	Exelon	Pepco Holdings/Delmarva Power
	Paul Elsberg	Lendel Jones
	312-394-7417	302-283-5803